UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 11, 2008

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENT OF ARTICLES OF INCORPORATION OR BYLAWS

Amended and Restated Bylaws

As previously reported on June 17, 2008, the Board of Directors (the “Board”) of Searchlight Minerals Corp. (the “Corporation”) approved amendments (the “Amendments”) to the Corporation’s Amended and Restated Bylaws (the “Bylaws”) on June 11, 2008, effective on the same date. We are filing this form 8-K/A to amend item 5.03 in order to provide a fuller description of the material amendments to the Corporation’s Bylaws as set forth in the Amendments:

1. Article III, Section 8 of the Bylaws was amended to increase the quorum required at a stockholder’s meeting from 10% of the outstanding shares of stock entitled to vote to the majority of outstanding shares of stock entitled to vote.

2. Article IV, Section 18 of the Bylaws (formerly Section 19) was amended, in accordance with Nevada law, to provide that a director may only be removed with the vote of 2/3 of the stockholders, rather than a simple majority of the stockholders.

3. Article IV, Section 20 of the Bylaws (formerly Section 21) was amended to increase the quorum of directors required to vote on issues relating to indemnification from 1/3 of the directors to a majority of the directors.

4. Article XI, Sections 41-43 of the Bylaws (Formerly Section 42) was amended to conform the provisions in the Bylaws with respect to the indemnification of the Corporation’s officers, directors employees and agents with the applicable provisions of Nevada law.

5. Article XII, Section 44 was added to the Bylaws, in accordance with Nevada law, to provide that the Bylaws may be altered, amended or repealed either by the Board of Directors or the stockholders of the Corporation.

6. Article XIII, Sections 45 and 46 of the Bylaws (Formerly Section 43) were amended to clarify what forms of delivery constitute valid notice, and to provide the Board of Directors with guidelines for the use of electronic transmissions as valid notice to the stockholders.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Bylaws, as amended, a copy of which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 3.1 Amended and Restated Bylaws of Searchlight Minerals Corp. as of June 11, 2008. (1)

__________

(1) Previously filed with this Current Report on Form 8-K on June 17, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 29, 2008

SEARCHLIGHT MINERALS CORP.

By: /s/ Ian R. McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Searchlight Minerals Corp. as of June 11, 2008. (1)

(1) Previously filed with this Current Report on Form 8-K on June 17, 2008.